UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  April 17, 2008

Commission file number 1-8572

TRIBUNE COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-1880355 (I.R.S. Employer Identification No.)

435 North Michigan Avenue Chicago, Illinois (Address of principal executive offices)	60611 (Zip code)

Registrant's telephone number, including area code:  (312) 222-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGENMETS OF CERTAIN OFFICERS.

Effective April 17, 2008, R. Mark Mallory retired from his position as Vice President and Controller of Tribune Company.  Mr. Mallory will remain with the Company until early May and assist the Company with transition issues until such time.

As previously announced, Brian F. Litman has been appointed as Vice President and Controller, effective April 17, 2008.  Mr. Litman, 40, has been the Company’s Assistant Controller since 2006.  He began his Tribune career in 1997 and prior to his most recent position served as Director, Financial Reporting and Planning and as Director, Planning and Corporate Accounting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE COMPANY (Registrant)

Date: April 22, 2008	By:	/s/ Crane H. Kenney
Crane H. Kenney
Senior Vice President, General Counsel and Secretary